UBS Select Prime Preferred Fund
Supplement to the Prospectus

Dated August 28, 2009, as revised March 29, 2010

April 15, 2010

Dear Investor:

On March 15, 2010, UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) announced the extension of a voluntary fee waiver reducing fund expenses for UBS Select Prime Preferred Fund (the “fund”). UBS Global AM has decided to maintain this voluntary fee waiver at the current level rather than phase it out, which was a potential option that had been indicated in a prior announcement. We will therefore continue waiving an additional 0.04% of the fund’s management fees until at least May 16, 2010. After this time, the waiver will either be extended further, or be phased out by decreasing 0.01% per week until the additional voluntary waiver expires on or about June 7, 2010. Any extension would be announced in a subsequent prospectus supplement. This voluntary waiver is in addition to the contractual fee waiver agreement which continues until August 31, 2010. As a result, the second to last note to the “Expenses and fee tables” on page 5 of the prospectus is replaced with the following language:

† The fund and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its administrative fees so that the total ordinary operating expenses of the fund through August 31, 2010, do not exceed 0.14%. In addition, UBS Global AM will voluntarily waive an extra 0.04% of its administrative fees from February 16, 2010, until May 16, 2010, at which point this voluntary waiver will be phased out over several weeks at the rate of 0.01% per week. As a result, the total ordinary annual fund operating expenses will be reduced to 0.10% from February 16, 2010, through May 16, 2010, at which point the gradual phasing out of the aforementioned additional voluntary fee waivers will result in such expenses gradually increasing to 0.14% on or about June 7, 2010.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-412